UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 2, 2026

Sonida Senior Living, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road
Suite 810
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(972) 770-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNDA	New York Stock Exchange

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 2, 2026, the board of directors (the “Board”) of Sonida Senior Living, Inc. (the “Company”) adopted amended and restated bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws, among other things:

•	Align the Company’s bylaws with developments in Delaware law and current practice;

•	Clarify that the Board may postpone, reschedule or cancel any annual or special meeting of stockholders that has been previously scheduled or called;

•	Expressly contemplate stockholder meetings held solely by means of remote communication and provide for notices and other communications by electronic transmission;

•	Specify the manner in which notice of stockholder meetings shall be deemed given;

•	Provide that only directors or officers may preside as chair at stockholder meetings;

•	Clarify the powers of the chair of a stockholder meeting to regulate conduct at such meeting, including to recess or adjourn the meeting whether or not a quorum is present;

•

Enhance the procedures with respect to stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended) at meetings of stockholders or by written consent that had previously been in the Company’s Amended and Restated Certificate of Incorporation, as amended, including, without limitation:

•	Providing that any stockholder providing notice in connection with a stockholder meeting must hold shares of record from the date of providing notice through the applicable meeting;

•

Providing that notices of stockholder proposals or nominations must be received not later than the close of business on the 90th day, or earlier than the 120th day, prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders;

•

Specifying additional types of information that a proposing or nominating stockholder or a stockholder’s proposed director nominees must provide to the Company, including, without limitation, as follows:

•	Requiring additional disclosures from nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders;

•	Requiring an update to the information provided in a notice of nomination or proposal as of the record date for the meeting and 10 business days prior to the meeting;

•	Requiring the correction of any material inaccuracy or change in the information provided in a notice of nomination or proposal;

•

Requiring that proposed nominees provide completed written questionnaires and make certain representations as to matters such as voting commitments, compliance with law and intention to serve the full term if elected; and

•

Clarifying that the number of nominees a stockholder may include in a nomination notice or nominate for election may not exceed the number of directors to be elected at the applicable meeting and that no stockholder may make additional or substitute nominations following the expiration of the time period for providing a nomination notice;

•

Address matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”) (e.g., providing the Company a remedy if a stockholder fails to satisfy the requirements of the Universal Proxy Rules, requiring nominating stockholders to make a representation as to whether they intend to use the Universal Proxy Rules, requiring stockholders intending to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of the requirements of the Universal Proxy Rules at least five business days before the applicable meeting upon the Company’s request, etc.);

•

Revise the existing exclusive forum provision to designate the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have subject matter jurisdiction, another state court located within the State of Delaware or, if no court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware), rather than the federal district court for the District of Delaware, as the sole and exclusive forum for intra-corporate claims and proceedings, including derivative actions;

•

Establish the federal district courts of the United States of America as the exclusive forum for the resolution of any action or proceeding asserting a cause of action arising under the Securities Act of 1933, as amended;

•	Remove the Board co-chair position;

•	Provide for the selection of a Lead Director by and from the independent directors if the Chair of the Board is not an independent director;

•	Clarify that only non-employee directors are eligible for compensation for Board service;

•	Provide that the Chair of the Board is a director, rather than an officer, position and generally replace references to the President with references to the Chief Executive Officer;

•

Provide that, to be eligible to serve on the Board, any Board nominee must submit to interviews by the Board (or any Board committee or other subset of the Board) within 10 days following the date of any reasonable request therefor from the Board (or any Board committee);

•

Update the procedures related to providing notice for meetings of the Board and committees thereof, including providing that Board and committee special meetings may be held with less than 24 hours’ notice if the person(s) calling the meeting deems necessary or appropriate under the circumstances;

•	Eliminate the requirement to hold a regular meeting of the Board immediately after annual stockholder meetings;

•	Provide that the Board may, in its discretion, delegate authority to the Chief Executive Officer to appoint certain officers and, if such authority is delegated, to remove such officers; and

•

Reflect prior amendments to the Amended and Restated Bylaws and make various other updates, including ministerial and conforming changes and changes in furtherance of gender neutrality and changes to conform to the Company’s Second Restated Certificate of Incorporation.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws, as adopted on October 2, 2026

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2026	Sonida Senior Living, Inc.

	By:	/s/ Tabitha Bailey
	Name:	Tabitha Bailey
	Title:	Senior Vice President and Chief Legal Officer